ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($) $ in Thousands	Jun. 30, 2023	Dec. 31, 2022
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Advance from end users	$ 392	$ 384
Deposit from customer	2,110	1,302
Business tax and other taxes payable	117	228
Professional fees and services payable	1,196	1,762
Promotional events payables	396	370
Decoration and construction cost payable	112	670
Others	266	439
Total	$ 4,589	$ 5,155